UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 25, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (the “Partnership”) announced that they have received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger whereby the Partnership would become a wholly-owned subsidiary of MPLX, thereby satisfying one of the conditions to closing of the transaction.  The transaction remains subject to approval by the Partnership’s unitholders and to other customary closing conditions, and is expected to close in the fourth quarter of 2015.  A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by herein by reference.

Cautionary Statements

This communication contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (“MPLX”), Marathon Petroleum Corporation (“MPC”), and MarkWest Energy Partners, L.P. (“MWE”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC, MPLX and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “imply,” “estimate,” “objective,” “expect,” “forecast,” “plan,” “project,” “potential,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPLX’s or MWE’s actual results to differ materially from those in the forward-looking statements include: their ability to complete the proposed merger of MPLX and MWE on anticipated terms and timetable; the ability to obtain approval of the transaction by the unitholders of MWE and satisfy other conditions to the closing of the transaction contemplated by the merger agreement; the risk that the costs savings and any other synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE or MPLX, as applicable; the adequacy of their respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and execute their respective business plans; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; each company’s ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX’s capital budget; other risk factors inherent to their industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the Securities and Exchange Commission (SEC); and the factors set forth under the heading “Risk Factors” in MWE’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, filed with the SEC. These risks, as well as other risks associated with MPLX, MWE and the proposed transaction are also more fully discussed in the preliminary joint proxy statement and prospectus included in the registration statement on Form S-4 filed with the SEC by MPLX on August 18, 2015.  Factors that could cause MPC’s actual results to differ materially from those in the forward-looking statements include: risks described above relating to the MPLX/MWE proposed merger; changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; MPC’s ability to successfully integrate the acquired Hess retail operations and achieve the strategic and other expected objectives relating to the acquisition; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K, in MPC’s Form 10-K, or in MWE’s Form 10-K could also have material adverse effects on forward-looking statements. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Copies of MWE’s Form 10-K are available on the SEC website, MWE’s website at http://investor.markwest.com or by contacting MWE’s Investor Relations office.

None of MPLX, MPC, or MWE undertake any duty to update any forward-looking statement except as required by law.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 has been filed with the SEC and includes a preliminary proxy statement of MWE.  MPLX and MWE expect to file amendments to these filings before they become effective.  INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to unitholders of MWE. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from MPLX LP at its website, http://ir.mplx.com, or 200 E. Hardin Street, Findlay, Ohio 45840, Attention: Corporate Secretary, or from MWE at its website, http://investor.markwest.com, or 1515 Arapahoe Street, Tower 1, Suite 1600, Denver, CO 80202, Attention: Corporate Secretary.

Participants in Solicitation

MPLX and MWE and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning MPLX participants is set forth in MPLX’s Form 10-K for the year ended December 31, 2014, as filed with the SEC on February 27, 2015, and MPLX’s current report on Form 8-K, as filed with the SEC on March 9, 2015. Information concerning MWE’s participants is set forth in the proxy statement, dated April 23, 2015, for MWE’s 2015 Annual Meeting of Common Unitholders as filed with the SEC on Schedule 14A and MWE’s current reports on Form 8-K, as filed with the SEC on May 5, 2015, May 19, 2015 and June 8, 2015. Additional information regarding the interests of participants of MPLX and MWE in the solicitation of proxies in respect of the proposed merger are included in the registration statement and proxy statement/prospectus and other relevant materials filed with the SEC. These documents may be obtained free of charge from MPLX or MWE using the contact information above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated August 25, 2015, announcing early termination of HSR Act waiting period.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: August 25, 2015	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer